SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Investors Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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Investors Bancorp, Inc.

September 13, 2006

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Investors Bancorp, Inc. Our Annual Meeting will be held at The Murray Hill Inn, 535 Central Avenue, New Providence, New Jersey 07974, on October 24, 2006 at 9:00 a.m. local time.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, which includes a report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of three directors, the approval of the 2006 Equity Incentive Plan and the ratification of the appointment of KPMG LLP as independent registered public accountants for the year ending June 30, 2007. The Board of Directors unanimously recommends a vote “FOR” the election of the director nominees, “FOR” the approval of the 2006 Equity Incentive Plan and “FOR” the ratification of the appointment of KPMG LLP as independent registered public accountants for the year ending June 30, 2007.

On behalf of the Board, please indicate your vote by using the enclosed proxy card or by voting by telephone or Internet, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Your vote is important.

Sincerely,

Robert M. Cashill
President and Chief Executive Officer

Investors Bancorp, Inc.
101 JFK Parkway
Short Hills New Jersey 07078
(973) 924-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 24, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of the Company will be held at The Murray Hill Inn, 535 Central Avenue, New Providence, New Jersey 07974, on October 24, 2006 at 9:00 a.m. local time.

A proxy statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1. the election of three directors;

2. the approval of the Investors Bancorp, Inc. 2006 Equity Incentive Plan; and

3. the ratification of the appointment of KPMG LLP as independent registered public accountants for the year ending June 30, 2007; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board is not aware of any other such business.

Any action may be taken on the foregoing proposals at the Annual Meeting, including all adjournments thereof. Stockholders of record at the close of business on September 1, 2006 are the stockholders entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be available at 101 JFK Parkway, Short Hills, New Jersey 07078 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. STOCKHOLDERS WHOSE SHARES ARE HELD IN REGISTERED FORM HAVE A CHOICE OF VOTING BY PROXY CARD, TELEPHONE OR THE INTERNET, AS DESCRIBED ON YOUR PROXY CARD. STOCKHOLDERS WHOSE SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD MUST VOTE IN THE MANNER DIRECTED BY THE NOMINEE. CHECK YOUR PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY WITHDRAW HIS OR HER PROXY AND VOTE PERSONALLY ON ANY MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

Patricia E. Brown
Corporate Secretary

Short Hills, New Jersey
September 13, 2006

i

ii

INVESTORS BANCORP, INC.

PROXY STATEMENT FOR THE
2006 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 24, 2006

GENERAL INFORMATION

This Proxy Statement and accompanying Proxy Card and the Annual Report to Stockholders are being furnished to the stockholders of Investors Bancorp, Inc. (“Investors Bancorp” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of Investors Bancorp for use at the 2006 Annual Meeting of Stockholders. The Annual Meeting will be held on October 24, 2006, at 9:00 a.m., local time, at The Murray Hill Inn, 535 Central Avenue, New Providence, New Jersey. The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated September 13, 2006 and is first being mailed to stockholders on or about September 20, 2006.

The 2006 Annual Meeting of Stockholders

Date, Time and Place	The Annual Meeting of Stockholders will be held on October 24, 2006, 9:00 a.m., local time, at The Murray Hill Inn, 535 Central Avenue, New Providence, New Jersey.

Record Date	September 1, 2006.

Shares Entitled to Vote	116,275,688 shares of Investors Bancorp common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting	To consider and vote on the election of three directors, the approval of the Investors Bancorp, Inc. 2006 Equity Incentive Plan, and the ratification of the appointment of KPMG LLP as independent registered public accountants for the year ending June 30, 2007.

Vote Required	Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The approval of the 2006 Equity Incentive Plan is determined by a majority of the votes cast, without regard to the broker non-votes and proxies marked “ABSTAIN.” The ratification of the appointment of KPMG LLP as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” All such votes will include the vote of Investors Bancorp, MHC (the “Mutual Holding Company”), which owns 54.27% of the outstanding shares of common stock.

Your Board of Directors Recommends A Vote in Favor of The Proposals	Your Board of Directors unanimously recommends that stockholders vote “FOR” the election each nominee listed in this Proxy Statement, “FOR” the approval of the 2006 Equity Incentive Plan and “FOR” the ratification of the appointment of KPMG LLP as independent registered public accountants for the year ending June 30, 2007.

Investors Bancorp	Investors Bancorp, a Delaware corporation, is the bank holding company for Investors Saving Bank, an FDIC insured, New Jersey chartered savings bank that operates 46 full-service banking offices in northern and central New Jersey. At June 30, 2006, Investors Bancorp had $5.50 billion in total assets. Our principal executive offices are located at 101 JFK Parkway, Short Hills, New Jersey 07078, and our telephone number is (973) 924-5100.

Investors Bancorp completed its initial public stock offering on October 11, 2005, selling 51,627,094 shares, or 44.40% of its outstanding common stock, including 4,254,072 shares purchased by Investors Savings Bank Employee Stock Ownership Plan. Additionally, the Company contributed $5,163,000 in cash and issued 1,548,813 shares of its common stock, or 1.33% of its outstanding shares, to the Investors Savings Bank Charitable Foundation. Net proceeds from the initial offering were $509.7 million. Investors Bancorp contributed $255.0 million of the net proceeds to Investors Savings Bank. Investors Bancorp, MHC, a New Jersey chartered mutual holding company, holds 63,099,781 shares, or 54.27%, of the Company’s issued and outstanding shares of common stock.

Who Can Vote

The Board of Directors has fixed September 1, 2006 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Investors Bancorp common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On September 1, 2006, 116,275,688 shares of Investors Bancorp common stock were outstanding and held by approximately 6,138 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Investors Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. The presence by proxy of the Mutual Holding Company’s shares of common stock will assure a quorum is present at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Investors Bancorp common stock outstanding on September 1, 2006 will be entitled to one vote for each share held of record. However, Investors Bancorp’s certificate of incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Investors Bancorp (other than the Mutual Holding Company) are not entitled to any vote with respect to the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate, as well as by any person acting in concert with such person or entity.

Matters to Be Considered

The purpose of the Annual Meeting is to vote on the election of three directors, to approve the 2006 Stock Equity Plan and to ratify the appointment of KPMG LLP as our independent registered public accountants for the year ending June 30, 2007.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. Investors Bancorp could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

You may vote your shares by completing and signing the enclosed Proxy Card and returning it in the enclosed postage-paid envelope or by attending the Annual Meeting. Alternatively, you may choose to vote your shares using the Internet or telephone voting options explained on your Proxy Card. You should complete and return the Proxy Card accompanying this document, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, regardless of whether you plan to attend. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the three director nominees named in this Proxy Statement, “FOR” the Investors Bancorp. Inc. 2006 Stock Equity Plan and “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accountants for the year ending June 30, 2007.

If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote in person at the Annual Meeting. Examples of such documentation include a broker’s statement or letter or other documentation that will confirm your ownership of shares of Investors Bancorp common stock. If you want to vote your shares of Investors Bancorp common stock that are held in street name in person at the Annual Meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the Proxy Card in their best judgment.

Participants in Investors Bancorp Benefit Plans

If you are a participant in the Investors Savings Bank Employee Stock Ownership Plan or another benefit plan through which you own shares of Investors Bancorp common stock, you will have received with this Proxy Statement voting instruction forms with respect to shares you may vote under the plans. Although the trustee or administrator votes all shares held by the plan, each participant may direct the trustee or administrator how to vote the shares of Investors Bancorp common stock allocated to his or her plan account. If you own shares through any of these plans and do not vote, the respective plan trustees or administrators will vote the shares in accordance with the terms of the respective plans.

Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Investors Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “Withheld.” The approval of the 2006 Stock Equity Plan is determined by the affirmative vote of a majority of the shares cast, without regard to the broker non-votes and proxies marked “ABSTAIN.” The ratification of the appointment of KPMG LLP as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

The Mutual Holding Company intends to vote in favor of the director nominees, in favor of the 2006 Stock Equity Plan and in favor of the ratification of the appointment of KPMG LLP as independent registered public accountants for the year ending June 30, 2007.

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of Investors Bancorp prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the Proxy Card; or

•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Investors Bancorp, Inc.
101 JFK Parkway
Short Hills, New Jersey 07078
Attention: Patricia E. Brown
           Corporate Secretary

If your shares are held in street name, your broker votes your shares and you should follow your broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

Investors Bancorp will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, Investors Bancorp will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Investors Bancorp common stock and secure their voting instructions. Investors Bancorp will reimburse such holders of record for their reasonable expenses in taking those actions. Investors Bancorp has also made arrangements with Georgeson Shareholder Communications, Inc. to assist in soliciting proxies and has agreed to pay them a fee of $8,500 plus reasonable expenses for these services. If necessary, Investors Bancorp may also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

Recommendation of the Board of Directors

Your Board of Directors unanimously recommends that you vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” the Investors Bancorp, Inc. 2006 Equity Incentive Plan and “FOR” the ratification of the appointment of KPMG LLP as independent registered public accountants for the year ending June 30, 2007.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of the issued and outstanding shares of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”). The following table sets forth, as of September 1, 2006, certain information regarding persons who beneficially owned more than five percent of the Company’s issued and outstanding shares of Common Stock:

Principal Stockholder

	Number of Shares
Name and Address of	Owned and Nature of		Percent of Shares of
Beneficial Owners	Beneficial Ownership		Common Stock Outstanding(1)

Investors Bancorp, MHC	63,099,781	(2)	54.27	%(2)
101 JFK Parkway
Short Hills, New Jersey 07078

(1)	Based on 116,275,688 shares of Investors Bancorp common stock outstanding on September 1, 2006.

(2)	Based on a Schedule 13G filed by Investors Bancorp, MHC with the SEC on October 11, 2006. The Board of Directors of Investors Bancorp, MHC consists of those persons who serve on the Board of Directors of Investors Bancorp, Inc.

Management

The following table sets forth information about the shares of Investors Bancorp common stock owned by each nominee for election as director, each incumbent director, each named executive officer identified in the summary compensation table included elsewhere in this Proxy Statement, and all nominees, incumbent directors and executive officers as a group, as of September 1, 2006.

		Shares Owned
	Position(s) Held in	Directly and
Names	the Company	Indirectly(1)	Percent of Class

NOMINEES
Patrick J. Grant	Chairman	51,000	*
John A. Kirkpatrick	Director	40,000	*
Joseph H. Shepard III	Director	60,000	*
DIRECTORS CONTINUING IN OFFICE
Doreen R. Byrnes	Director, Executive Vice President	10,200	*
Rose Sigler	Director	25,000	*
Stephen J. Szabatin	Director	50,000	*
Robert M. Cashill	Director, President and Chief Executive Officer	50,000	*
Brian D. Dittenhafer	Director	24,643	*
Vincent D. Manahan III	Director	50,000	*
NAMED EXECUTIVES OFFICERS WHO ARE NOT DIRECTORS
Kevin Cummings	Executive Vice President and Chief Operating Officer	32,750	*
Domenick A. Cama	Executive Vice President and Chief Financial Officer	27,773	*
Richard S. Spengler	Senior Vice President	29,193	*
All directors and executive officers as a group
(17 persons)(2)		516,358	*

*	Less than 1%

(1)	Unless otherwise indicated, each person effectively exercises sole, or shared with spouse, voting and dispositive power as to the shares reported. With respect to Mr. Kirkpatrick, his ownership includes 10,000 shares held in trust as to which Mr. Kirkpatrick does not exercise voting power, but as to which shares he has a beneficial interest.

(2)	Includes 12,494 shares of common stock allocated to the accounts of executive officers under the Investors Savings Bank Employee Stock Ownership Plan (“ESOP”) and excludes the remaining 4,241,578 shares of common stock owned by the ESOP, which are unallocated and held for the future benefit of all employee participants. Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP Trustee in the same proportion as the vote obtained from participants on allocated shares.

Stock Ownership and Retention Policy

The Board believes Directors and Executive Officers (defined as the Chief Executive Officer and Executive Vice Presidents) should have a financial investment in the Company. Each Director and Executive Officer is expected to own at least $100,000 in common stock value (excluding stock options), except for the Chief Executive Officer, who is expected to own at least $500,000 in common stock value, within four years of being elected to the Board or as an officer. The ownership guidelines for Directors and Executive Officers are as follows:

		Value of Common Stock
•	Chief Executive Officer	$500,000
•	Directors	$100,000
•	Executive Vice Presidents	$100,000

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of ownership reports, no officer or director failed to file ownership reports on a timely basis for the year ended June 30, 2006.

PROPOSAL I — ELECTION OF DIRECTORS

The Board of Directors currently consists of nine (9) members and is divided into three classes, with one class of directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors have been elected and shall qualify.

The Board has nominated Patrick J. Grant, John A. Kirkpatrick and Joseph A. Shepard III for election as directors, each of whom has agreed to serve if so elected. Please refer to the sections entitled “Directors and Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the nominees.

It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting FOR the election of the nominees. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board may recommend. At this time, the Board knows of no reason why the nominees would be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT

Directors and Executive Officers

Following is the business experience for each of the Company’s directors and executive officers.

Nominees for Director

Patrick J. Grant, age 71, was elected to the Board of Directors of Investors Savings Bank in 1988 and has served as Chairman since July 1997. Mr. Grant served as Chairman and President of Investors Savings Bank from July 1997 until he retired from the position of President in April 2000. Previously, he served as President from April 1990 to June 1997 and as Executive Vice President and Chief Operating Officer from September 1988 to April 1990. Prior to joining Investors Savings Bank, Mr. Grant had a 30-year career with the accounting firm of KPMG LLP where he had been a partner in charge of the firm’s thrift practice in New Jersey for eight years. Mr. Grant is Trustee Emeritus of the Independent College Fund of New Jersey.

John A. Kirkpatrick, age 73, was first elected to the Board of Directors of Investors Savings Bank in 1992. He is a retired Managing Partner of KPMG LLP, a position he held from 1977 to 1990 in the New

Jersey practice, and previously in South Bend, Indiana from 1973 to 1977. Mr. Kirkpatrick joined KPMG LLP in 1959 and served as a Member of the Board of Directors from 1984 to 1990, a member of the SEC Reviewing Partners Committee from 1969 to 1977, Chairman of the Pension Committee from 1987 to 1991 and a member of the Management Committee from 1990 until he retired in 1992.

Joseph H. Shepard III, age 72, was first elected to the Board of Directors of Investors Savings Bank in 1988. He is retired, having served as Senior Vice President of Bollinger Insurance, Short Hills, New Jersey from July 1995 to June 1997. Previously, Mr. Shepard was President of Shepard, Caulfield & McCue Insurance Agency from 1965 to 1995. Mr. Shepard is an active investor in commercial real estate.

Continuing Directors

Term to Expire 2007

Doreen R. Byrnes, age 57, has been employed by Investors Savings Bank since August 1979, and has served as Executive Vice President-Human Resources since December 2001. Ms. Byrnes previously was Senior Vice President-Human Resources since 1980. She was elected to the Board of Directors of Investors Savings Bank in January 2002. Ms. Byrnes also has served on the Executive Board of The Patriot’s Path Council, Boy Scouts of America since 2004.

Rose Sigler, age 71, is retired, having served as Senior Vice President of CRA Compliance and Community Relations of Investors Savings Bank from 1996 until her retirement in 1999. In November 1999, she was elected to the Board of Directors of Investors Savings Bank. Previously, she served in various positions from the time she joined Investors Savings Bank in 1971. She served as a member of the Advisory Board of The Salvation Army of Greater Essex County from 1996 to 2004 and as a member of the Board of Directors of the American Institute of Banking/New Jersey Chapter from 1998 to 2003.

Stephen J. Szabatin, age 69, was first elected to the Board of Directors of Investors Savings Bank in 1994. He is retired, having been employed by The New Jersey Department of Banking as the Deputy Commissioner-Division of Regulatory Affairs from 1993 to 1994, Deputy Commissioner-Division of Supervision from 1989 to 1993, and in various other capacities from 1966 to 1994.

Terms to Expire 2008

Robert M. Cashill, age 64, has been President and Chief Executive Officer of Investors Savings Bank since December 2002. Prior to assuming such position, Mr. Cashill had served as Executive Vice President since January 2000. He was elected to the Board of Directors of Investors Savings Bank in February 1998. Prior to joining Investors Savings Bank, Mr. Cashill was employed as Vice President Institutional Sales by Salomon Smith Barney from 1977 to 1998, and at Hornblower, Weeks, Hemphill, Noyes from 1966 to 1977.

Brian D. Dittenhafer, age 64, was first elected to the Board of Directors of Investors Savings Bank in 1997. He is retired, having previously served as President and Chief Executive Officer of the Federal Home Loan Bank of New York from 1985 to 1992. Mr. Dittenhafer joined the Federal Home Loan Bank of New York in 1976 where he also served as Vice President and Chief Economist, Chief Financial Officer and Executive Vice President. Previously, he was employed as a Business Economist at the Federal Reserve Bank of Atlanta from 1971 to 1976. From 1992 to 1995, Mr. Dittenhafer served as President and Chief Financial Officer of Collective Federal Savings Bank. From 1995 to the present Mr. Dittenhafer has been Chairman of MBD Management Company.

Vincent D. Manahan III, age 68, was first elected to the Board of Directors of Investors Savings Bank in 2002. He is an attorney, and has been a solo practitioner since January 1, 2006. Previously, Mr. Manahan was a partner in the law firm of Herrigel Bolan & Manahan LLP since 1969. He is a member of the New Jersey Bar Association, The Banking Law Section of the New Jersey Bar Association and the Essex County Bar Association. Mr. Manahan was a special counsel to the U.S. Department of Justice 9/11 Victims Compensation Fund. He is a graduate of Georgetown University and Cornell Law School and received a Master of Laws degree from New York University.

Executive Officers of the Bank Who Are Not Also Directors

Domenick A. Cama, age 50, has served as Executive Vice President and Chief Financial Officer of Investors Savings Bank since January 2006. He served as Senior Vice President and Chief Financial Officer of Investors Savings Bank from April 2003 to January 2006. Prior to joining Investors Savings Bank, Mr. Cama was employed for 13 years by the Federal Home Loan Bank of New York where he served as Vice President and Director of Sales.

Kevin Cummings, age 51, has served as Executive Vice President and Chief Operating Officer of Investors Savings Bank since July 2003. Prior to joining Investors Savings Bank, Mr. Cummings had a 26-year career with the independent accounting firm of KPMG LLP, where he had been partner for 14 years. Immediately prior to joining Investors Savings Bank, Mr. Cummings was an audit partner in the Financial Services practice in the New York office, and lead partner on a major commercial banking client. Mr. Cummings also worked in the New Jersey community bank practice for over 20 years.

Diane C. Kraemer, age 48, has served as Senior Vice President-Retail Administration of Investors Savings Bank since January 2005. She served as First Vice President from 1989 to 2004. Ms. Kraemer joined Investors Savings Bank in 1977 and served as Second Vice President from 1985 to 1988. Ms. Kraemer is responsible for retail branch administration.

Susan B. Olson, age 52, has served as Senior Vice President-Accounting of Investors Savings Bank since December 2001 and Treasurer of Investors Savings Bank since 1994. She served as First Vice President/Treasurer from 1998 to 2001. Ms. Olson is responsible for accounting operations. Ms. Olson joined Investors Savings Bank in July 1991 when East Jersey Savings Bank was acquired by Investors Savings Bank, and was employed by East Jersey from 1988 until completion of the merger.

Charles L. Lynch, age 61, has served as Senior Vice President-Residential Lending since 2001 and Chief Lending Officer of Investors Savings Bank since 1999. Mr. Lynch joined Investors Savings Bank in 1972 and served as First Vice President of Lending Origination from 1977 to 2001. Mr. Lynch is responsible for the origination and underwriting of the Bank’s residential loan portfolio, and acts as liaison to ISB Mortgage Company and correspondent lenders. Mr. Lynch serves on the Board of Directors of Thrift Institutions Community Investment Corp of New Jersey.

Debra A. Richardson, age 49, has served as Senior Vice President-Lending Administration of Investors Savings Bank since December 2001. She previously served as First Vice President of Mortgage Servicing of Investors Savings Bank from April 1996 to 2001 and as Second Vice President from 1992 to 1996. Ms. Richardson is responsible for the administration of our mortgage portfolio, serviced loans, collections and foreclosures. Ms. Richardson joined Investors Savings Bank in July 1991 when East Jersey Savings Bank was acquired by Investors Savings Bank, and was employed by East Jersey from 1976 until the completion of the merger.

Richard S. Spengler, age 44, has served as Senior Vice President-Commercial Real Estate Lending of Investors Savings Bank since September 2004. He is responsible for the administration of that department as well as the development, origination, underwriting, and closings of commercial real estate loans. Mr. Spengler is also responsible for the administration of the commercial real estate construction loan portfolio. Prior to joining Investors Savings Bank, Mr. Spengler had a 21-year career with First Savings Bank, Woodbridge, New Jersey where he had last been Executive Vice President and Chief Lending Officer from 1999 to 2004.

Thomas F. Splaine, Jr., age 41, has served as Senior Vice President-Director of Financial Reporting for Investors Savings Bank since January 2006. He served as First Vice President-Director for Financial Reporting for Investors Savings Bank since December 2004. Prior to joining Investors Savings Bank, Mr. Splaine was employed by Hewlett-Packard Financial Services, Murray Hill, New Jersey as Director of Financial Reporting from 2002 to 2004.

Corporate Governance

Investors Bancorp is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

Board Independence

The Board has determined that, except as to Mr. Cashill and Ms. Byrnes, each member of the Board is an “independent director” within the meaning of the Nasdaq corporate governance listing standards and the Company’s corporate governance policies. Mr. Cashill and Ms. Byrnes are not considered independent as each is an executive officer of the Company.

Board Meetings and Committees

The Board of Directors of Investors Bancorp met eight times during the fiscal year ended June 30, 2006. The Board of Directors of Investors Savings Bank met sixteen times during fiscal 2006. No director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he or she served during fiscal 2006, including Board and committee meetings of Investor Savings Bank. Executive sessions of the independent directors are regularly scheduled. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged.

The Company and Investor Savings Bank have three standing Board committees: Nominating and Corporate Governance Committee; Audit Committee; and Compensation and Benefits Committee.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is responsible for recommending the following to the Board: director nominees, director committee structure and membership, and corporate governance guidelines. The Nominating and Corporate Governance Committee is also responsible for the determination of director independence as defined by NASDAQ corporate governance listing standards. Each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the Company’s website at www.isbnj.com. The Nominating and Corporate Governance Committee currently consists of Directors Dittenhafer (Chair), Sigler and Szabatin.

Audit Committee.  The Audit Committee is responsible for overseeing the financial reporting, internal control and internal and external audit processes. This responsibility includes reviewing reports filed with the SEC, the internal audit function, the audit plan and performance of the internal auditor, as well as appointing, overseeing and evaluating the independent registered public accountants. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board believes that Mr. Kirkpatrick qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.isbnj.com and is attached to this proxy statement as Appendix A. The report of the Audit Committee is included elsewhere in this proxy statement. The Audit Committee currently consists of Directors Kirkpatrick (Chair), Dittenhafer, Shepard, Sigler and Szabatin.

Compensation and Benefits Committee.  The Compensation and Benefits Committee is responsible for recommending to the Board the compensation of the Chief Executive Officer and executive management, reviewing and administering overall compensation policy, reviewing performance measures and goals, administering stock-based compensation plans, approving benefit programs, establishing compensation of directors and other matters of personnel policy and practice. Each member of the Compensation and Benefits Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Compensation and Benefits Committee, which is available at the Company’s website at www.isbnj.com. The report of the Compensation and Benefits Committee is included elsewhere in this proxy statement. The Compensation and Benefits Committee currently consists of Directors Shepard (Chair), Dittenhafer, Kirkpatrick, Manahan, Sigler and Szabatin.

Committee Membership

The following chart provides information about Board committee membership and the number of meetings that each committee held in fiscal 2006.

Nominating and
	Corporate Governance	Audit	Compensation and
Names	Committee	Committee	Benefits Committee

Director(1)
Brian D. Dittenhafer	X	X
John A. Kirkpatrick	X	X	X
Vincent D. Manahan III
Joseph H. Shepard III	X	X	X
Rose Sigler		X	X
Stephen J. Szabatin		X

Number of meetings in fiscal 2006	1	8	5

(1)	Robert M. Cashill and Doreen R. Byrnes are officers of the Company and therefore are not members of the Board Committees listed. Although invited to attend committee meetings, the Chairman of the Board, Patrick J. Grant, is not a member of any committee and does not receive fees for attendance at committee meetings.

Director Fees

Each of the individuals who serve as a director of Investors Bancorp also serves as a director of Investors Savings Bank. The non-employee directors of Investors Bancorp and Investors Savings Bank are compensated separately for service on each entity’s board. Each non-employee director of Investors Bancorp is paid a monthly retainer of $2,000 ($4,000 per month for the Chairman), and $1,500 for each committee meeting attended ($2,500 for the Audit Committee). The Chairman of the Audit Committee and the Chairman of the Compensation and Benefits Committee are paid an annual retainer of $8,500. Each non-employee director of Investors Savings Bank is paid a monthly retainer of $4,000 ($8,000 per month for the Chairman), $2,100 for each Board meeting attended ($4,200 per meeting for the Chairman) and $1,500 for each committee meeting attended.

The following table sets forth the total fees received by the non-management directors during fiscal year 2006.

		Investors
	Investors	Savings		Board	Committee	Total
	Bancorp	Bank	Total	Meeting	Meeting	Meeting	Total Cash
Names	Retainer	Retainer	Retainer	Fees	Fees	Fees	Compensation

Brian D. Dittenhafer	$16,000	$48,000	$64,000	$33,500	$26,500	$60,000	$124,000
Patrick J. Grant	32,000	96,000	128,000	67,000	—	67,000	195,000
John A. Kirkpatrick	24,500	48,000	72,500	31,400	20,500	51,900	124,400
Vincent D. Manahan III	16,000	48,000	64,000	33,500	4,000	37,500	101,500
Joseph H. Shepard III	16,000	48,000	64,000	33,500	26,500	60,000	124,000
Rose Sigler	16,000	48,000	64,000	33,500	22,000	55,500	119,500
Stephen J. Szabatin	16,000	48,000	64,000	33,500	25,000	58,500	122,500

Code of Ethics and Business Conduct

The Board has adopted a code of ethics and business conduct for employees, including the principal executive officer, principal financial officer, principal accounting officer and all persons performing similar functions, and a code of ethics and business conduct for directors. These codes are designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. Both of these documents are available on the Company’s website at www.isbnj.com. Amendments to and waivers from the codes of ethics and business conduct will be disclosed on the Company’s website.

Board Nominations

The Nominating and Corporate Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Nominating and Corporate Governance Committee is authorized by its charter, subject to prior approval from the Board, to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	has experiences and achievements that have given him/her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his/her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” as defined in the NASDAQ Corporate Governance Listing Standards, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an Audit Committee financial expert.

Procedures for the Consideration of Board Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Stockholders can submit the names of candidates for director by writing to the Chair of the Nominating and Corporate Governance Committee, at Investors Bancorp, Inc., 101 JFK Parkway, Short Hills New Jersey 07078. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	the qualifications of the candidate and why this candidate is being proposed;

•	the name and address of the nominating stockholder as he/she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the nominated candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and the Company and between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice Of Business To Be Conducted at an Annual Meeting.” The Company received no submission for Board nominees for this Annual Meeting.

Stockholder Communications with the Board

A stockholder of the Company who wants to communicate with the Board or with any individual director can write to the Chair of the Nominating and Corporate Governance Committee at Investors Bancorp, Inc., 101 JFK Parkway, Short Hills, New Jersey 07078. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chair will:

•	Forward the communication to the director(s) to whom it is addressed;

•	Handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chair of the Nominating and Corporate Governance Committee shall present a summary of all communications received since the last meeting and make those communications available to the directors upon request.

Transactions with Certain Related Persons

Federal law and regulation generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, applicable regulations permit executive officers and directors to receive the same terms through loan programs that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Investors Savings Bank makes loans to its directors, officers and employees on the same rates and terms it offers to the general public.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Investors Savings Bank. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve

Act. All loans to the Company’s directors and officers are made in conformity with the Federal Reserve Act and Regulation O.

During the fiscal year ended June 30, 2006, Director Manahan was a partner of a law firm that received fees of $778,711 for services rendered on behalf of Investors Savings Bank, including fees paid by borrowers in connection with loan closings. Effective January 1, 2006, Director Manahan is a solo legal practitioner and is not affiliated with that law firm. Neither Investors Savings Bank nor Investors Bancorp paid or caused to be paid any legal fees to Director Manahan from January 1, 2006 through June 30, 2006.

THE AUDIT COMMITTEE REPORT

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accountants the Company’s audited consolidated financial statements for the year ended June 30, 2006;

•	met with the Company’s CEO, CFO, internal auditors and the independent registered public accountants, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•	discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

•	received the written disclosures from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the independent registered public accountants its independence from the Company; and

•	pre-approved all audit, audit related and other services to be provided by the independent registered public accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 and be filed with the SEC. In addition, the Audit Committee appointed KPMG as the Company’s independent registered public accountants for the year ending June 30, 2007, subject to the ratification of this appointment by the stockholders.

The Audit Committee

John A. Kirkpatrick (Chair)

Brian D. Dittenhafer	Rose Sigler
Joseph H. Shepard III	Stephen J. Szabatin

THE COMPENSATION COMMITTEE REPORT

Overview.  The Compensation and Benefits Committee is composed entirely of outside non-employee directors whose primary responsibility is the determination of CEO and Board of Directors compensation. Additionally, the Committee reviews and approves executive compensation and provides oversight for all other Company compensation and benefit plans.

The Compensation and Benefits Committee engaged a compensation consulting firm to conduct an independent review of the total compensation of the executive group. For fiscal year 2006, compensation levels were compared to a peer group of banks and thrifts with assets between $1.9 billion and $20.1 billion. The review determined that base salaries and annual incentives were generally comparable to these similarly situated banking and financial services companies.

Compensation Philosophy.  The Committee’s philosophy is to provide competitive compensation opportunities that attract, motivate and retain executive talent capable of maximizing Company performance for the benefit of its stockholders; and, to align the interest of the Company’s executives with those of our stockholders.

The executive compensation program is currently composed of two components with a relationship to each other that reflects the nature and maturity of the Company’s business as well as its overall objectives. The two primary components are base salary and annual incentive. A third component, long-term incentives, will be added assuming approval by stockholders of the Investors Bancorp, Inc. 2006 Equity Incentive Plan.

The committee relies on peer group compensation data to provide information related to the compensation practices at other financial institutions of similar asset and business mix as well as overall compensation trends. It utilizes this survey data and the executive’s position, experience and overall contribution to the Company as a guide in determining an executive’s compensation.

Compensation Components. — Base Salaries.  Base salary and changes to base salary reflect a variety of factors, including the results of the independent review of the competitiveness of the total compensation program, the individual’s performance and contribution to the long-term goals of Investors Savings Bank, recent operating results, strategic performance targets and other relevant factors.

Annual Incentive.  Payouts under the Company’s annual incentive compensation program are based on the achievement of annual performance objectives, including Investors Savings Bank’s financial performance compared to budgeted projections and certain individual goals. Individual payouts are a function of Investors Savings Bank’s financial performance and the performance of the individual executive. The Compensation and Benefits Committee believes that this funding formula provides a direct link between financial performance and actual compensation.

In addition, the Compensation and Benefits Committee believes that long-term incentives, specifically stock options and stock awards, should be a key element in the executive compensation program. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation. The Investors Bancorp, Inc. 2006 Equity Incentive Plan is being submitted for stockholder approval for such purposes.

CEO Compensation.  In evaluating Mr. Cashill’s compensation, the Compensation and Benefits Committee considered the terms of the employment agreement between Mr. Cashill and the Company, which requires a minimum base salary that can be increased but not decreased. Mr. Cashill’s fiscal 2006 base salary was increased from $920,000 to $1,000,000 effective January 1, 2006. He was also provided with a cash bonus of $69,000. The Compensation and Benefits Committee determined the base salary increase and the bonus based on its evaluation of Mr. Cashill’s contribution to the Company’s performance and other factors, including a study of peer group institutions and the successful completion of the initial public offering. The Compensation and Benefits Committee took these actions to recognize his accomplishments in successfully building an institution and management team and his ability to lead and strategically position the future direction of the Company.

The Compensation and Benefits Committee

Joseph H. Shepard III
John A. Kirkpatrick	Rose Sigler

Executive Officer Compensation

Summary Compensation Table.  The following table sets forth, for the year ended June 30, 2006, certain information as to the total remuneration paid by Investors Savings Bank to its Chief Executive Officer as well as to the four most highly compensated executive officers of Investors Savings Bank, other than the Chief Executive Officer, who received total salary and bonus in excess of $100,000. Each of the individuals listed in the table below is referred to as a Named Executive Officer.

					All Other
	Fiscal	Total	Salary		Compensation
Name and Principal Position	Year	Compensation	($)(1)	Bonus ($)	($)(2)(3)

Robert M. Cashill	2006	1,061,072	960,000	69,000	32,072
President and Chief Executive Officer
Kevin Cummings	2006	669,772	604,000	43,000	22,772
Executive Vice President and Chief Operating Officer
Doreen R. Byrnes	2006	513,872	457,000	33,000	23,872
Executive Vice President — Human Resources
Domenick A. Cama	2006	379,772	338,000	22,500	19,272
Executive Vice President and Chief Financial Officer
Richard S. Spengler	2006	220,600	205,000	14,000	1,600
Senior Vice President

(1)	Pursuant to SEC disclosure rules, summary compensation information is excluded for fiscal years 2004 and 2005, since Investors Bancorp was not a public company during any part of those fiscal years.

(2)	Investors Savings Bank provides certain of its executive officers with non-cash benefits and perquisites. Management believes that the aggregate value of these benefits for fiscal 2006 did not, in the case of the Named Executive Officers, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for them in the Summary Compensation Table.

(3)	With respect to Messrs. Cashill, Cummings, Cama and Ms. Byrnes, includes $17,372 relating to the market value, as of the December 31, 2005 allocation date, of 1,575 shares of common stock allocated under the ESOP to the account of the named executive officer. Also includes payments associated with Investors Savings Bank’s life insurance plan and the long term care program.

Benefit Plans and Arrangements

Employment Agreements.  Investors Bancorp entered into employment agreements with each of Messrs. Cashill, Cummings, Ms. Byrnes, and Mr. Cama. Each of these agreements has an initial term of three years. Unless notice of non-renewal is provided, the agreements renew annually. The agreements provide for the payment of a base salary, which will be reviewed at least annually, and which may be increased, but not decreased. Under the agreements, the current base salaries for Messrs. Cashill, Cummings, Ms. Byrnes and Mr. Cama are $1,000,000, $633,000, $470,000 and $375,000, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees, use of an automobile and reimbursement of expenses associated with the use of such automobile. The executive’s employment may be terminated for just cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Each of the executives is entitled to severance payments and benefits in the event of his or her termination of employment under specified circumstances. In the event the executive’s employment is terminated for reasons other than for just cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (1) the failure to elect or reelect or to appoint or reappoint the executive to his executive position, (2) a material change in the executive’s functions, duties, or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance or scope, (3) the liquidation or dissolution of Investors Bancorp or Investors Savings Bank, (4) a change in control of Investors Bancorp or (5) a breach of the employment agreement by Investors Bancorp, the executive would be entitled to a severance payment equal to three times the sum of the executive’s base salary and the highest rate of bonus awarded to the executive during the prior three years, payable in a lump sum. In addition, the executive would be entitled to the continuation of life, medical, dental and disability coverage for 36 months after termination of the agreement. The executive would also receive a lump sum payment of the excess, if any, of the present value of the benefits he would be entitled to under the defined benefit pension plan if he had continued working for Investors Bancorp for 36 months over the present value of the benefits to which he is actually entitled as of the date of termination. If the employment of the executives had been terminated without cause as of June 30, 2006, the cash severance payment would have been approximately $3,776,000, $2,237,000, $1,781,000 and $1,421,000, in the case of Messrs. Cashill, Cummings, or Ms. Byrnes or Mr. Cama, respectively.

Upon termination of the executive’s employment other than in connection with a change in control, the executive agrees not to compete with Investors Bancorp, for one year following termination of employment, within 25 miles of any existing branch of Investors Savings Bank or 25 miles of any office for which Investors Savings Bank or a subsidiary has filed an application for regulatory approval. Should the executive become disabled, Investors Bancorp would continue to pay the executive his base salary for the longer of the remaining term of the agreement or one year, provided that any amount paid to the executive pursuant to any disability insurance would reduce the compensation he would receive. In the event the executive dies while employed by Investors Bancorp, the executive’s estate will be paid the executive’s base salary for one year and the executive’s family will be entitled to continuation of medical and dental benefits for one year after the executive’s death. Upon termination of the employment agreement upon retirement (as defined therein), the executive would only be entitled to benefits under any retirement plan of Investors Bancorp and other plans to which the executive is a party.

The employment agreements also provide for indemnification against any excise taxes which may be owed by the executive for any payments made in connection with a change in control that would constitute “excess parachute payments” under Section 280G of the Internal Revenue Code. The indemnification payment would be the amount necessary to ensure that the amount of such payments and the value of such benefits received by the executive equals the amount of such payments and the value of such benefits the executive would have received in the absence of such excise tax, including any federal, state and local taxes on Investors Bancorp’s payment to the executive attributable to such taxes.

Investors Bancorp has also entered into an employment agreement with Richard Spengler and six other senior officers, and each of these agreements will have a two-year term. Unless notice of non-renewal is provided, the agreements renew annually. Base salaries will be reviewed at least annually, and may be increased, but not decreased. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to officers. The officer’s employment may be terminated for just cause at any time, in which event the officer would have no right to receive compensation or other benefits for any period after termination. In the event the officer’s employment is terminated for reasons other than for just cause, disability or retirement, or in the event the officer resigns during the term of the agreement for any of the same reasons as specified under the three-year employment agreements referenced above, the officer would be entitled to a severance payment equal to 1.5 times his highest rate of base salary and the highest rate of bonus awarded to the officer during the prior two years, payable in a lump sum. In addition, the officer would be entitled, at Investors Bancorp’s sole expense, to the continuation of life, medical, dental and disability coverage for 18 months after termination of the agreement. The officer would also receive a lump sum payment of the excess, if any, of the present value of the benefits he or she would be entitled to under the defined benefit pension plan if he or she had continued working for Investors Bancorp for 18 months over the present value of the benefits to which he or she is actually entitled as of the date of termination. The officer would be entitled to no additional benefits under the employment agreement upon retirement at age 65. The two-year employment agreements also contain non-compete provisions that are applicable following termination of employment, other than termination following a change in control, and contain substantially the same provisions regarding termination of employment due to retirement, disability or death as are contained in the three-year employment agreements discussed above. In the event payments to the officer include an “excess parachute payment” as defined in the Internal Revenue Code, payments would be reduced in order to avoid this result.

In 2002, ISB Mortgage Company, LLC restated the employment agreements with its two executive officers. These agreements provide for one-year terms and are renewable automatically unless terminated pursuant to the terms of the agreements. Under the agreements, the initial base salary for each of the executives is $70,000 per year. In addition to the base salary, the agreements provide for, among other things, participation in incentive compensation, bonus, and fringe benefit programs, including a $1,000 monthly automobile allowance, and reimbursement of reasonable expenses. In the event of termination of the employment agreement by ISB Mortgage Company, LLC, the employee will be entitled to all accrued but unpaid salary, incentive compensation and bonus. In the event the employee is terminated for good cause or in the event of voluntary termination by the employee, the employee will receive his accrued but unpaid salary.

Change-in-Control Agreements.  Investors Bancorp entered into change-in-control agreements with its officers at the level of first vice president or higher who are not entering into employment agreements, which would provide certain benefits in the event of a termination of employment following a change in control of Investors Bancorp or Investors Savings Bank. Each of the change-in-control agreements provides for a term of two years. Commencing on each anniversary date, the agreements will be renewed for an additional year so that the remaining term will be two years, subject to termination by the Board of Directors or notice of non-renewal. The change-in-control agreements enable Investors Bancorp to offer to designated officers certain protections against termination without just cause in the event of a change in control (as defined in the agreements).

Following a change in control of Investors Bancorp or Investors Savings Bank, an officer is entitled under the agreement to a payment if the officer’s employment is terminated during the term of such agreement, other than for just cause, or if the officer voluntarily terminates employment during the term of such agreement as a result of a demotion, loss of title, office or significant authority (in each case, other than as a result of the fact that either Investors Savings Bank or Investors Bancorp is merged into another entity in connection with a change in control and will not operate as a stand-alone, independent entity), reduction in his annual compensation or benefits, or relocation of his or her principal place of employment by more than 30 miles from its location immediately prior to the change in control. In the event an officer who is a party to a change-in-control agreement is entitled to receive payments pursuant to the change-in-control agreement, he will receive a cash payment equal to 1.5 times his or her highest rate of base salary and the highest rate of bonus awarded to the officer during the prior two years, payable in a lump sum. In addition to the cash payment, each covered officer is entitled to receive life, medical, and dental coverage for a period of 18 months from the date of termination. Notwithstanding any provision to the contrary in the change-in-control agreement, payments are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Director Retirement Plan.  Investors Savings Bank maintains a director retirement plan. Any director who is not an active employee of Investors Savings Bank upon retirement from board service, has provided at least ten years of “cumulative service” (service on the board and, if applicable, as an employee or counsel), retires at age 65 or later, or as a result of disability, is eligible to participate in the plan. An eligible director with at least 15 years of cumulative service will be entitled to an annual retirement benefit equal to the sum of 60% of the annual retainer and 13 times the regular board meeting fee in effect for the calendar year preceding the director’s year of retirement. A director with at least ten years of cumulative service but less than 15 years will be entitled to 40% of the sum of the annual retainer and 13 times the regular meeting fee in effect for the calendar year preceding the director’s year of retirement, plus a pro-rated percentage of 20% of the sum of the annual retainer and 13 times the regular board meeting fee in effect for the calendar year preceding the director’s year of retirement. In connection with the stock offering, the retirement plan was amended to include the annual retainer and board fees, if any, paid by Investors Bancorp in determining a director’s retirement benefit. Directors who retired on or prior to March 1, 1997 are entitled to different retirement benefits. For the year ended June 30, 2006, an expense of approximately $697,000 was recorded with respect to this plan.

In the event of a change in control, directors who have not yet attained ten years of service will be deemed to have ten years of service in order to qualify for a benefit under the director retirement plan. In the event a director dies prior to retirement, the director’s beneficiary will be entitled to benefit payments in the form of a joint and survivor benefit payable at 100% of the amount paid to the director. Retirement benefits may be paid, at the director’s election, either in monthly payments until the eligible director’s death, or as a joint and survivor form of benefit payable for the lifetime of the eligible director and, upon the eligible director’s death, at 50% of the benefit amount, to the director’s beneficiary, or a joint and survivor form of benefit payable for the lifetime of the director and, upon the director’s death, at 100% of the amount, to the director’s beneficiary during the beneficiary’s lifetime. In order to receive retirement benefits under the plan, the director must remain a director emeritus in good standing after retirement and must not engage in any business enterprise which competes with Investors Savings Bank nor disclose any confidential information relative to the business of Investors Savings Bank.

Defined Benefit Pension Plan.  Investors Savings Bank participates in the Pentegra Defined Benefit Plan for Financial Institutions, formerly known as the Financial Institutions Retirement Fund, which is a qualified, tax-exempt defined benefit plan (the “Retirement Plan”). All employees age 21 or older who have completed one year of employment with Investors Savings Bank are eligible for participation in the Retirement Plan; however, only employees who have been credited with 1,000 or more hours of service with Investors Savings Bank are eligible to accrue benefits under the Retirement Plan. Investors Savings Bank annually contributes an amount to the plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The regular form of retirement benefit is a straight life annuity (if single) and a joint and survivor annuity (if married). However, various alternative forms of joint and survivor annuities may be selected instead. Benefits payable upon death may be paid in a lump sum, installments, or in the form of a life annuity. Effective January 1, 2006, the retirement benefit formula under the Retirement Plan was modified to provide for a nonintegrated unit accrual formula with an annual accrual rate of 1.25% of the participant’s high 5-year average salary with a 30-year salary cap. A participant’s average annual compensation is the average annual compensation over the 5 consecutive calendar years out of the last 10 calendar years in which the participant’s compensation was the greatest, or over all calendar years if less than 5. The modification to the benefit accrual formula constitutes a significant reduction in the rate of future benefit accruals. Benefits accrued up to the modification date are protected with frozen add-ons. If a participant dies while in active service and after having become fully vested, a qualified 100% survivor benefit will be payable to the participant’s beneficiary. Upon termination of employment due to disability, the participant will be entitled to a disability retirement benefit at age 65.

The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 in calendar year 2006, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below:

Final Average	Years of Benefit Service and Benefit Payable at Retirement
Annual Compensation	5	10	20	30	40

$10,000	$600	$1,300	$2,500	$3,800	$3,800
$30,000	$1,900	$3,800	$7,500	$11,300	$11,300
$60,000	$3,800	$7,500	$15,000	$22,500	$22,500
$90,000	$5,600	$11,300	$22,500	$33,800	$33,800
$120,000	$7,500	$15,000	$30,000	$45,000	$45,000
$150,000	$9,400	$18,800	$37,500	$56,300	$56,300
$160,000	$10,000	$20,000	$40,000	$60,000	$60,000
$170,000	$10,600	$21,300	$42,500	$63,800	$63,800
$200,000	$12,500	$25,000	$50,000	$75,000	$75,000
$220,000 and above(1)	$13,800	$27,500	$55,000	$82,500	$82,500

(1)	Reflects the maximum benefit payable under the Defined Benefit Pension Plan due to tax law limitations.

Prior to January 1, 2006, the benefit formula under the plan provided that upon termination of employment at or after age 65 with at least 120 months of employment, a participant was entitled to a normal retirement annual benefit equal to 60% of the participant’s high 5-year average salary. If the participant retired at or after age 65 but before completion of 120 months of employment, his annual retirement benefit would have been equal to the normal retirement annual benefit multiplied by the ratio that the participant’s actual months of employment bears to 120 months. If the participant terminated employment on or after attaining age 55 with 25 years of vested service, his accrued benefit would not have been reduced. Upon termination of employment on or after attaining age 55 with 10 years of service, the participant’s accrued benefit payable at age 65 would have been reduced by 2% for each year prior to age 65. A reduced benefit would have been payable to participants who terminate employment prior to attaining age 55, or after attaining age 55 with less than 10 years of vesting service. Under the prior formula, a participant could defer payment of his benefits, in which case his annual retirement benefit payable at age 65 would have been increased by 0.8% for each month of deferment after age 65.

The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 in calendar year 2005, based on the plan in effect prior to the 2006 amendments, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below:

Final Average	Years of Benefit Service and Benefit Payable at Retirement
Annual Compensation	5	10	20	30	40

$10,000	$3,000	$6,000	$6,000	$6,000	$6,000
$30,000	$9,000	$18,000	$18,000	$18,000	$18,000
$60,000	$18,000	$36,000	$36,000	$36,000	$36,000
$90,000	$27,000	$54,000	$54,000	$54,000	$54,000
$120,000	$36,000	$72,000	$72,000	$72,000	$72,000
$150,000	$45,000	$90,000	$90,000	$90,000	$90,000
$160,000	$48,000	$96,000	$96,000	$96,000	$96,000
$170,000	$51,000	$102,000	$102,000	$102,000	$102,000
$200,000	$60,000	$120,000	$120,000	$120,000	$120,000
$210,000 and above(1)	$63,000	$126,000	$126,000	$126,000	$126,000

(1)	Reflects the maximum benefit payable under the Defined Benefit Pension Plan due to tax law limitations.

At December 31, 2005, Messrs. Cashill, Cummings and Cama, and Ms. Byrnes had 6, 2, 15, and 27 years of credited service, respectively, under the plan.

An employee who was a participant in the plan prior to the change in the benefit formula will have his or her accrued benefit under the new formula increased by a “frozen add-on” that is equal to the current accrued benefit on the effective date of the change in the benefit formula minus the amended accrued benefit, calculated as of that same date. For example, if an employee’s annual accrued benefit at January 1, 2006 under the old benefit formula is $7,687 and under the new formula would be $4,804 on January 1, 2006, the employees “frozen add-on” would be the difference between these two amounts, or $2,883.

Supplemental ESOP and Retirement Plan.  Investors Savings Bank maintains the Supplemental ESOP and Retirement Plan (the “Plan”). The Plan is intended to compensate executives participating in the Investors Savings Bank Retirement Plan (the “Retirement Plan”) and the Investors Savings Bank Employee Stock Ownership Plan (the “ESOP”) whose contributions or benefits are limited by Sections 415 or 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”). As of June 30, 2006, Messrs. Cashill, Cummings, and Cama and Ms. Byrnes were participating in the Plan. The Plan provides benefits attributable to participation in the Retirement Plan equal to the excess, if any, of the vested accrued benefit to which the executive would be entitled under the Retirement Plan, determined without regard to the limitation of Sections 415 or 401(a)(17) of the Code, over the vested accrued benefit to which the executive is entitled under the Retirement Plan (the “Supplemental Retirement Plan Benefit”). The Plan also provides benefits attributable to participation in the ESOP equal to the difference between the allocation of shares of stock the executive would have received under the ESOP without regard to the tax law limitations, and the number of shares of stock that are actually allocated as a result of the tax law limits (the “Supplemental ESOP Benefit”). The Supplemental ESOP Benefit under the Plan will be credited in phantom shares of stock. Each year, the dollar amount of earnings on the phantom shares deemed allocated to each participant’s account will be converted into phantom shares and credited to each participant’s account. Distributions of Supplemental ESOP Benefits under the Plan will be made in cash.

The executive’s vested interest in the Supplemental Retirement Plan Benefit and in the Supplemental ESOP Benefit under the Plan will be the same as such executive’s vested percentage under the Retirement Plan and under the ESOP, respectively. Supplemental Retirement Plan Benefits under the Plan will be payable upon early or normal retirement (as defined in the Retirement Plan) or other termination of employment of the participant in the form elected by the participant, subject to the requirements of Section 409A of the Code. Supplemental ESOP Benefits under the Plan will be payable upon the executive’s “separation from service” (as defined under Section 409A of the Code), disability or death, subject to the requirements of Section 409A of the Code.

Executive Supplemental Retirement Wage Replacement Plan.  Investors Savings Bank maintains an Executive Supplemental Retirement Wage Replacement Plan (“Wage Replacement Plan”) that is designed to provide Messrs. Cashill, Cummings, and Cama, and Ms. Byrnes with annual income in the form of a single life annuity generally equal to 60% of such executive’s highest average annual base salary and bonus (over a consecutive 36-month period within the last 120 consecutive calendar months of employment) reduced by the sum of the benefits provided under the existing tax-qualified defined benefit pension plan and the annuitized value of his or her benefits payable from the defined benefit pension portion of the Supplemental ESOP and Retirement Plan sponsored by Investors Savings Bank. Upon termination of employment at or after the normal retirement age (age 65) with at least 120 months of employment, a participant is entitled to a normal retirement annual benefit equal to 60% of the participant’s high three-year average salary. If the participant retires before completion of 120 months of employment, his or her annual retirement benefit at the normal retirement age will be equal to the normal retirement annual benefit multiplied by the ratio that the participant’s actual months of employment bears to 120 months. For example, if a covered executive retires after 84 months of employment when his or her highest average 36 month annual base salary and bonus is

$500,000, and elects to receive his or her retirement benefit at age 65, his or her retirement benefit would be determined as follows:

		Three-Year Average Salary		Ratio		Calculated Retirement Benefit

60%	×	$500,000	×	84/120	=	$210,000

The $210,000 retirement benefit calculated under the Wage Replacement Plan would be reduced by the sum of the annuitized value of the benefits provided under the tax-qualified defined benefit pension plan and the annuitized value of the benefit payable to the participant under the defined benefit pension portion of the Supplemental ESOP and Retirement Plan.

Upon termination of employment on or after attaining age 55, the participant’s accrued benefit payable as an early retirement benefit will be equal to the benefit at the normal retirement age, reduced by 2% for each year prior to age 65; however, if the participant terminates employment on or after attaining age 55 with 25 years of vesting service, his or her accrued benefit will not be reduced. In the event of termination of a participant’s employment coincident with or within three years following a change in control, the participant will be entitled to a benefit calculated as an early retirement benefit or a normal retirement benefit, as applicable. For these purposes, a participant with less than 120 months of employment will be entitled to a benefit calculated as if the participant had 120 months of employment and, a participant who has not yet attained age 55 will be deemed to have attained age 55.

A participant may defer payment of his or her benefits, in which case his or her annual retirement benefit payable at age 65 will be increased by 0.8% for each month of deferment after age 65. If a participant dies while in active service, a survivor benefit, calculated as if the participant had lived until his normal retirement date, will be payable to the participant’s beneficiary. Upon termination of employment due to disability, the participant will be entitled to a disability retirement benefit at age 65.

For the year ended June 30, 2006, the Bank recorded an expense of approximately $2,270,000 with respect to the supplemental retirement plans.

Deferred Directors Fee Plans.  Since 1988, Investors Savings Bank has maintained a deferred directors fee plan, pursuant to which each director of Investors Savings Bank has the right to defer the payment of all or any part of his or her board or committee fees. Compensation deferred under the plan and interest (at the rate equal to one and one-half percent below the prime rate) thereon are payable upon a director’s death, disability, resignation or removal from office. Such payment is made in a lump sum, unless the director has elected payment in monthly installments over a period of up to ten years. In the event of a change in control, the Board of Directors or an acquiror may, in its sole discretion, terminate the plan and pay the undisbursed portion of benefits under the plan in a lump sum within 12 months of the change in control. As of the year ended June 30, 2006, one director is making deferrals in the deferred director fee plan.

Long Term Care Program.  Investors Savings Bank sponsors a long-term care program for all of its executive officers, directors, senior vice presidents and their spouses. Executive and senior officers become eligible to participate in the long-term care program upon attainment of their eligible position, and directors become eligible to participate after one year of service either on the Board of Directors, through past employment or as counsel prior to becoming a director. Coverage under the long-term care program is issued for the life of the participant and each individual policy is owned by the covered person. Investors Savings Bank pays all premiums under the long term care program but will stop paying premiums in the event of the participant’s (i) termination for cause, (ii) resignation from the Board of Directors prior to attaining normal retirement age (except for health reasons), (iii) relocation outside of the country, or (iv) death. Spousal coverage will be terminated upon (i) a participant’s termination or resignation prior to normal retirement age (except for health reasons), (ii) divorce from the participant, (iii) the participant no longer qualifying for coverage, (iv) the spouse’s permanent relocation outside of the country, or (v) death. Participants who cannot be insured through an insurance company under the long-term care program will be self-insured by Investors Savings Bank. For the year ended June 30, 2006, the Bank recorded an expense of approximately $229,000 with respect to this plan.

PERFORMANCE COMPARISON

Stock Performance Graph

Set forth below is a stock performance graph comparing (a) the cumulative total return on the Company’s Common Stock for the period beginning October 12, 2005, the date that Investors Bancorp began trading as a public company as reported by the Nasdaq Global Select Market (at a closing price of $10.02 per share on such date), through June 30, 2006, (b) the cumulative total return on stocks included in the Nasdaq Composite Index over such period, (c) the cumulative total return of publicly traded thrifts over such period, and, (d) the cumulative total return of all publicly traded banks and thrifts over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.

	Period Ending

Index	10/12/05	12/31/05	03/31/06	06/30/06

Investors Bancorp	100.00	110.08	139.12	135.23
SNL Bank and Thrift Index	100.00	110.59	114.03	116.36
SNL Thrift Index	100.00	112.84	116.78	121.62
NASDAQ Composite	100.00	108.48	115.40	107.31

PROPOSAL II — APPROVAL OF THE INVESTORS BANCORP, INC.
2006 STOCK-BASED EQUITY PLAN

The Board of Directors has adopted, subject to stockholder approval, the Investors Bancorp, Inc. 2006 Stock-Based Equity Plan (the “Equity Plan”), to provide officers, employees and directors of the Company and Investors Savings Bank with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix B.

General

The Equity Plan will remain in effect for a period of ten years following adoption by stockholders. Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 7,976,511 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. No more than 3,418,504 shares may be issued as restricted stock awards.

The Equity Plan will be administered by the members of the Compensation and Benefits Committee (the “Committee”) who are not current or former employees or officers of the Company and do not receive remuneration from the Company in any capacity other than as a director, except for compensation in an amount for which disclosure would not be required under SEC disclosure rules. The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan’s purposes; and interpreting and otherwise construing the Equity Plan. The Equity Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee’s power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

Eligibility

Employees and outside directors of, and service providers to, the Company or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards, as follows.

Stock Options.  A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Equity Plan means the final sales price of Company’s common stock as reported on the Nasdaq Global Select Market on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a “cashless exercise” through a third party. Cash may be paid in lieu of any fractional shares under the Equity Plan. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Stock Appreciation Rights.  Stock appreciation rights give the recipient the right to receive a payment in cash, Company common stock, or a combination thereof, of an amount equal to the excess of the fair market value of a specified number of shares of Company common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient’s award agreement.

Stock Awards.  Stock awards under the Equity Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Equity Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

Prohibition Against Option Repricing.  The Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or stock appreciation right previously granted.

Generally, all awards, except non-statutory stock options, granted under the Equity Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Plan upon the participant’s death.

Limitation on Awards Under The Equity Plan

The following limits apply to awards under the Equity Plan:

•	the maximum number of shares of stock that may be covered by options or stock appreciation rights that are intended to be “performance-based compensation” under a grant to any one participant in any one calendar year is 1,700,000 shares;

•	the maximum number of shares of stock that may be stock awards that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 800,000 shares;

•	the maximum amount of cash incentive awards or cash settled stock awards that are intended to be “performance-based compensation” payable to any one participant with respect to any calendar year shall equal $2,000,000; and

•	the maximum number of shares of stock that may be covered by stock options or stock appreciation rights granted to any one non-employee director is five percent of the shares to be granted in the aggregate as stock options or stock appreciation rights under the plan, and the maximum number of stock awards that may be granted to any one non-employee director is five percent of the shares to be granted in the aggregate as stock awards under the plan. In addition, the maximum number of shares of stock that may be covered by all stock options and stock appreciation rights granted to all non-employee directors as a group is thirty percent of the shares in the aggregate to be covered by stock options or stock appreciation rights granted under the plan, and the maximum number of stock awards that may be granted to all non-employee directors as a group is thirty percent of the stock awards in the aggregate to be granted under the plan.

The Committee may use shares of stock available under the Equity Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

Section 162(m) of the Internal Revenue Code.  A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to any of its five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. The Equity Plan is designed so that stock options will be considered performance based compensation. The Committee may designate whether any stock appreciation rights, stock awards or cash incentive awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Internal Revenue Code. Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures.  The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: earnings, financial return ratios, capital, increase in revenue, operating or net cash flows, cash flow return on investment, total stockholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets, liquidity, interest sensitivity gap levels, regulatory compliance or safety and soundness, improvement of financial rating, administrative expenses, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “performance-based compensation” and the establishment of any performance based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

Vesting of Awards

If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than three years for an employee, and not less than one year for a director, subject in either case to acceleration in the event of death, disability, retirement, involuntary termination of employment of service following a change in control, or other enumerated events (which could include, for example, the completion of a second step conversion of the mutual holding company).

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a Change in Control of the Company, all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all stock awards or cash incentive awards shall be fully earned and vested (subject to limitations on performance-based awards). For the purposes of the Equity Plan, a Change in Control occurs when: (a) any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or (c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined as an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or the Bank is consummated; or (d) a tender offer is made for 25% or more of the outstanding voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding voting securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) a Potential Change in Control occurs, and the Board of Directors determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of the Equity Plan.

The term Whole Board means the total number of directors that the Company would have if there were no vacancies on the Board of Directors at the time the relevant action or matter is presented for approval. The term Excluded Transaction means (i) a plan of reorganization, merger, consolidation or similar transaction that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the voting securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (ii) a second step conversion of Investors Bancorp, MHC. The term Incumbent Directors means the individuals who, on the date of the adoption of the Equity Plan, constitute the Board of Directors; and any new director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or by a nominating committee of the Board of Directors whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments. The term Potential Change in Control means the public announcement by any person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or one or more transactions, events or occurrences that result in a change in control of the Bank or the Company within the meaning of the Bank Holding Company Act, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the change in control; or a proxy statement soliciting proxies from stockholders of the Company is filed or distributed seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

In the event of a Change in Control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that, other than as provided in the Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Plan related to repricing, materially increase the original number of securities which may be issued under the Equity Plan (other than as provided in the Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the Equity Plan at any time, retroactively or otherwise, to insure that the Equity Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

United States Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Plan.

Non-Qualified Stock Options.  The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.  The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights.  The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards.  A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

Withholding of Taxes.  The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control.  Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice.  The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Other Information

The number and types of awards to be made pursuant to the Equity Plan are subject to the discretion of the Committee and have not been determined at this time.

Required Vote and Recommendation of the Board

In order to approve the 2006 Stock-Based Equity Plan, the proposal must receive the affirmative vote of the majority of the shares cast, including shares of common stock owned by Investors Bancorp, MHC, without regard to broker non-votes or proxies marked abstain. Because Investors Bancorp, MHC intends to vote in favor of the approval of the 2006 Stock-Based Equity Plan, stockholder approval is assured.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
INVESTORS BANCORP, INC. 2006 STOCK-BASED EQUITY PLAN

PROPOSAL III — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company’s independent registered public accountants for the year ended June 30, 2006 were KPMG LLP (“KPMG”). The Audit Committee of the Board has approved the engagement of KPMG to be the Company’s independent registered public accountants for the year ending June 30, 2007, subject to the ratification of the appointment by the Company’s stockholders at the Annual Meeting. Representatives of KPMG are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of KPMG, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Fees Paid to KPMG

Set forth below is certain information concerning aggregate fees for professional services rendered by KPMG during fiscal years 2006 and 2005:

Audit Fees.  The aggregate fees billed to the Company by KPMG for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by KPMG in connection with statutory and regulatory filings and engagements were $390,000 and $200,000 during fiscal 2006 and 2005, respectively.

Audit Related Fees.  The aggregate fees billed to the Company by KPMG for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the consolidated financial statements and that are not already reported in “Audit Fees” above, were $0 and $504,000 during fiscal 2006 and 2005, respectively. These services were primarily related to the filing of Investors Bancorp’s Registration Statement on Form S-1 in connection with the initial public offering.

Tax Fees.  The aggregate fees billed to the Company by KPMG for professional services rendered for tax compliance were $97,100 and $66,300 during fiscal 2006 and 2005, respectively.

All Other Fees.  There were no “Other Fees” for fiscal 2006 and 2005.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The independent registered public accountants and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the independent registered public accountants in accordance with this pre-approval policy, and the fees for the services performed to date.

Required Vote and Recommendation of the Board

In order to ratify the appointment of KPMG as independent registered public accountants for fiscal 2007, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

THE BOARD RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF KPMG AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s

Executive Office, 101 JFK Parkway, Short Hills New Jersey 07078, no later than May 16, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

The bylaws of Investors Bancorp provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of Investors Bancorp not less than 90 days prior to the date of Investors Bancorp’s proxy materials for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. As to the first annual meeting of stockholders, to be timely notice must be provided no later than the close of business on the tenth day following the day on which public announcement of the date of the meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Investors Bancorp to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Accordingly, advance written notice for certain business or nominations to the Board to be brought before that meeting must be given to the Company by June 15, 2007. If notice is received after June 15, 2007, it will be considered untimely, and the Company will not be required to present the matter at the meeting.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The Audit Committee Report, the Report of the Compensation and Benefits Committee and the stock performance graph included in this proxy statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference. The Audit Committee Report shall not otherwise be deemed filed under such Acts.

An additional copy of the Company’s annual report on Form 10-K for the year ended June 30, 2006, will be furnished without charge upon written or telephonic request to Domenick A. Cama, Executive Vice President and Chief Financial Officer, 101 JFK Parkway, Short Hills, New Jersey, 07078 or call (973) 924-5100.

Patricia E. Brown
Corporate Secretary

Short Hills, New Jersey
September 13, 2006

APPENDIX A

INVESTORS BANCORP, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	Purpose

The Audit Committee of Investors Bancorp, Inc. (Investors Bancorp) is established by the Board of Directors for the primary purpose of assisting the Board in:

•	overseeing the integrity of Investors Bancorp’s financial statements,

•	overseeing Investors Bancorp’s compliance with legal and regulatory requirements,

•	overseeing the independent auditor’s qualifications and independence,

•	overseeing the performance of Investors Bancorp’s internal audit function and independent auditor, and

•	overseeing Investors Bancorp’s system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, Investors Bancorp’s policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities. Additionally, the Audit Committee has the authority to obtain, at Investors Bancorp’s expense, appropriate continuing education relevant to the performance of its duties.

Investors Bancorp shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the Audit Committee chooses to engage.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

The Audit Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of Investors Bancorp or any affiliate, including Investors Savings Bank, whom such member believes to be reliable and competent in the matters presented, and (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

II.	Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by all applicable rules and regulations, including the listing standards of the Nasdaq), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, and one person shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience. The board shall determine whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member, including his or her name, shall be disclosed in periodic filings as required by the SEC.

The members of the Committee shall be appointed by the Board and shall serve until their successors shall be duly appointed and qualified. Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A meeting may be called by the Chairperson of the Audit Committee or by majority of the members of the Committee. A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. A majority vote of the Audit Committee members present at a meeting, if a quorum is present, shall constitute an act of the Audit Committee.

Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee should meet periodically with management, the director of the internal auditing function and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee should meet quarterly with the independent auditors and management (including the director of internal audit) to discuss the annual audited financial statements or quarterly financial statements, including Investors Bancorp’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Committee shall create written minutes of its meetings. Following approval by the Audit Committee, the minutes shall be reported to the Board of Directors and shall be maintained with the books and records of the Audit Committee.

III.	Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports/Accounting Information Review

1. Review this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments as conditions dictate. In addition, the Audit Committee shall annually review the Audit Committee’s own performance and present its evaluation to the Board.

2. Review and discuss with management Investors Bancorp’s annual financial statements, quarterly financial statements, and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by Investors Bancorp to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditors (or summaries thereof).

3. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditors the Form 10-Q prior to its filing (or prior to the release of earnings).

4. Review earnings press releases with management, including review of “pro-forma” or “adjusted” non-GAAP information.

5. Discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

6. Review the regular internal reports (or summaries thereof) to management prepared by the internal auditing department and management’s response.

Independent Auditors

7. Appoint, compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditor and remove the independent auditors if circumstances warrant. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditor in the event that they arise. Consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence.

8. Review with the independent auditor the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 relating to the conduct of the audit, including any problems or difficulties and management’s response, review the independent auditor’s attestation and report on management’s internal control report, and hold timely discussions with the independent auditor regarding the following:

•	all critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the auditor’s judgment as to the quality of Investors Bancorp’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

9. At least annually, obtain and review a report by the independent auditor describing:

•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	the auditor’s independence, and all relationships between the independent auditor and Investors Bancorp.

10. Review and pre-approve both audit and nonaudit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted under Section 10A of the Securities Exchange Act of 1934). This duty may be delegated to one or more designated members of the Audit Committee with any such preapproval reported to the Audit Committee at its next regularly scheduled meeting. The committee may also adopt policies and procedures for the pre-approval of audit and permissible nonaudit services. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

11. Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

Financial Reporting Processes and Accounting Policies

12. In consultation with the independent auditor and the internal auditors, review the integrity of Investors Bancorp’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

13. Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in Investors Bancorp’s selection or application of accounting principles, and major issues as to the adequacy of Investors Bancorp’s internal controls and any special audit steps adopted in light of material control deficiencies.

14. Review analyses prepared by management (and the independent auditor as noted in item 8 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

15. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of Investors Bancorp.

16. Review and approve all related-party transactions.

17. Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

18. Establish and maintain procedures for the confidential, anonymous submission by employees of Investors Bancorp or any affiliate, including Investors Savings Bank, regarding questionable accounting or auditing matters.

Internal Audit

19. Review and advise on the selection and removal of the internal audit director.

20. Review activities, organizational structure, and qualifications of the internal audit function.

21. Review reports prepared by the internal audit department and all responses provided by management for high risk areas and for areas receiving less than generally satisfactory audit ratings.

22. Annually, review and recommend changes (if any) to the internal audit charter.

23. Periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

24. Periodically review with the independent auditor, the budget, staffing, and responsibilities of the internal audit function.

Legal Compliance, and Risk Management

25. Review, with Investors Bancorp’s counsel, legal compliance matters including corporate securities trading policies.

26. Review, with Investors Bancorp’s counsel, any legal matter that could have a significant impact on Investors Bancorp’s financial statements.

27. Discuss policies with respect to risk assessment and risk management. Such discussions should include Investors Bancorp’s major financial and accounting risk exposures and the steps management has undertaken to control them.

Other Responsibilities

28. Review with the independent auditor, the internal auditing department and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

29. Prepare the report that the SEC requires to be included in Investors Bancorp’s annual proxy statement.

30. Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

31. Perform any other activities consistent with this Charter, Investors Bancorp’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX B

INVESTORS BANCORP, INC.

2006 EQUITY INCENTIVE PLAN

ARTICLE 1 — GENERAL

Section 1.1  Purpose, Effective Date and Term.  The purpose of this Investors Bancorp, Inc. 2006 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Investors Bancorp, Inc., a Delaware corporation (the “Company”), and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is October 24, 2006, the expected date of the approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2  Administration.  The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3  Participation.  Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an incentive stock option) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

Section 1.4  Definitions.  Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

ARTICLE 2 — AWARDS

Section 2.1  General.  Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.7, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:

(a) Stock Options.  A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee. Unless otherwise specifically provided by its terms, any stock option granted under the Plan shall be a non-qualified option. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

(b) Stock Appreciation Rights.  A stock appreciation right (an “SAR”) is a right to receive, in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee.

(c) Restricted Stock Awards.  A Restricted Stock Award is a grant of shares of Stock, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2  Exercise of Stock Options and SARs.  A stock option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a stock option or SAR expire later than ten (10) years after the date of its grant. The “Exercise Price” of each stock option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee, Director or service provider of an acquired entity. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.

Section 2.3.  Restricted Stock Awards.

(a) General.  Each Restricted Stock Award shall be evidenced by an Award Agreement, which shall: (a) specify the number of shares of Stock covered by the Restricted Stock Award; (b) specify the date of grant of the Restricted Stock Award; (c) specify the vesting period, and (d) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Committee, together with a stock power executed by the Participant in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of an Award Agreement between Investors Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Investors Bancorp, Inc. 2006 Stock Incentive Plan, copies of which are on file at the executive offices of Investors Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Dividends.  Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, but otherwise whether or not in cash, shall be immediately distributed to the Participant.

(c) Voting Rights.  Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(d) Tender Offers.  Each Participant to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer or other offer made to the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4  Performance-Based Compensation.  Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).

(a) Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Partial Achievement.  The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.3.

(c) Adjustments.  Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5  Vesting of Awards.  If the right to become vested in an award under the Plan (including the right to exercise an option) is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting shall not be less than three (3) years (subject to acceleration of vesting, to the extent permitted by the Committee including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control); provided, however, that unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting with respect to an award granted to Directors shall not be less than one (1) year (subject to acceleration in such similar events as applied to Employee Participants, and providing that service as a Director Emeritus shall constitute service for purposes of vesting).

Section 2.6  Deferred Compensation.  If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7  Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the option’s in-the-money value) or replacement grants, or other means.

Section 2.8.  Effect of termination of Service on awards.   The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee, Director or service provider shall vest immediately upon such individual’s death, Disability or Retirement. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a) Upon the Termination of Service for any reason other than Disability, Retirement, death or Termination for Cause, options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and options and SARs may be exercised only for a period of three months following termination, and any shares of Restricted Stock that have not vested as of the date of termination shall expire and be forfeited

(b) In the event of a Termination of Service for Cause, all options, SARs and Restricted Stock Awards granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

(c) Upon the Termination of Service for reason of Disability, Retirement or death, all options and SARs shall be exercisable as to all shares subject to an outstanding award whether or not then exercisable, and all Restricted Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of Termination of Service, and options and SARs may be exercised for a period of one year following Termination of Service. Provided, however, that no option shall be eligible for treatment as an incentive option in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain Incentive option treatment for options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.

(d) The effect of a Change in Control on the vesting/exercisability of options, SARs and Restricted Stock Awards is as set forth in Article 4 hereof.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1  Available Shares.  The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2  Share Limitations.

(a) Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to seven million nine hundred seventy-six thousand five hundred eleven (7,976,511) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to options and SARs (all of which may be granted as ISOs) is seven million nine hundred seventy-six thousand five hundred eleven (7,976,511) shares of Stock. The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock Awards shall be three million four hundred eighteen thousand five hundred four (3,418,504) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available .  For purposes of this Section 3.2 and in connection with the granting of an option or SAR (other than a tandem SAR), a Restricted Stock Award, or other stock-based Award, the number of shares of Stock available for the granting of additional options, SARs and Restricted Stock Awards shall be reduced by the number of shares of Stock in respect of which the option, SAR or Restricted Stock Award is granted or denominated. To the extent any shares of Stock covered by an award (including stock awards) under the Plan are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent an option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, the number of shares of Stock available shall be reduced by the gross number of options exercised rather than by the net number of shares of Stock issued.

Section 3.3  Limitations on Grants to Individuals.

(a) Options and SARs.  The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be one million seven hundred thousand (1,700,000). For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3.

(b) Stock Awards.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be eight hundred thousand (800,000).

(c) SARs Settled in Cash.  The maximum annual dollar amount that may be payable to a Participant pursuant to cash settled SAR described under Section 2.1(b) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be two million dollars ($2,000,000).

(d) Director Awards.  The maximum number of shares of Stock that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be five percent of all shares of Stock to be granted pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) and the maximum number of shares that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(c) (relating to Restricted Stock Awards) shall be five percent of all shares of Stock to be granted pursuant to Section 2.1(c) (relating to Restricted Stock Awards). In addition, the maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be thirty percent of all shares of Stock to be granted pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) and under Section 2.1(c) (relating to Restricted Stock Awards) shall be thirty percent of all shares of Stock to be granted pursuant to Section 2.1(c) (relating to Restricted Stock Awards). The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

(e) Partial Performance.  Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate number of shares less than the maximum number of shares that could awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum number of shares over the number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.

Section 3.4  Corporate Transactions.

(a) General.  In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any award granted under the Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of options, SARs and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding options, SARs and Restricted Stock Awards, and (iii) the Exercise Price of options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, options, SARs or Restricted Stock Awards (including, without limitation, cancellation of options, SARs and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of options, SARs or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the

Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles. Unless otherwise determined by the Committee, any such adjustment to an option, SAR or Restricted Stock Award intended to qualify as “performance-based compensation” shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity.  In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any options or SARs granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the option or SAR being canceled.

Section 3.5  Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1  Consequence of a Change in Control.  Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the option or SAR).

(b) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 2.1(c) shall be fully earned and vested immediately.

(c) In the event of a Change in Control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2  Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the MHC, the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d) a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or

(e) a Potential Change in Control occurs, and the Board determines, pursuant to the vote of at majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of this Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In addition, and notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of or in connection with a second step conversion of the MHC. In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered solely by a Change in Control, then with respect to such award a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 — COMMITTEE

Section 5.1  Administration.  The Plan shall be administered by the members of the Compensation Committee of Investors Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2  Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

Section 5.3  Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4  Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5  Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1  General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2  Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any award granted under this Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1  No Implied Rights.

(a) No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c) No Rights as a Stockholder.  Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2  Transferability.  Except as otherwise so provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Committee shall have the discretion to permit the transfer of awards under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3  Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4  Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5  Award Agreement.  Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

Section 7.6  Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7  Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8  Tax Withholding.  Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to an option or SAR settled in stock, reducing the number of shares of Stock subject to the option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting; or (iii) with respect to an SAR settled in cash, withholding an amount of cash. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

Section 7.9  Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10  Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11  Indemnification.  To the fullest extent permitted by law and the Company’s certificate of incorporation, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12  No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13  Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Essex County, New Jersey, or the Chancery Court of the State of Delaware, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14  Benefits Under Other Plans.  Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15  Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16  Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1  In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

(c) “Board” means the Board of Directors of the Company.

(d) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(e) “Change in Control” has the meaning ascribed to it in Section 4.2.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

(h) “Committee” means the Committee acting under Article 5.

(i) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(j) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404 of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(k) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.

(l) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(n) “Excluded Transaction” means (I) a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (II) a second step conversion of the MHC.

(o) “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 2.2.

(p) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III) if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422.

(q) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control, (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(r) “Incumbent Directors” means:

(I) the individuals who, on the date hereof, constitute the Board; and

(II) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(s) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(t) “ISO” has the meaning ascribed to it in Section 2.1(a).

(u) “MHC” means Investors Bancorp, MHC.

(v) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.

(w) “Potential Change in Control” means:

(I) the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

(II) one or more transactions, events or occurrences that result in a change in control of the Company or any Subsidiary within the meaning of the Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(III) a proxy statement soliciting proxies from stockholders of the Company is filed or distributed seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

(x) “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(I) the attainment of age 75 by an Employee or Director;

(II) the attainment of age 62 by an Employee or Director and the completion of 15 years of continuous employment or Service as an Employee or Director; or

(III) the completion of 25 years of continuous employment or Service as an Employee and/or Director.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(y) “SAR” has the meaning ascribed to it in Section 2.1(b).

(z) “SEC” means the Securities and Exchange Commission.

(aa) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(bb) “Service” means service as an Employee, consultant or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus.

(cc) “Stock” means the common stock of the Company, $0.01 par value per share.

(dd) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(ee) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.

(III) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(IV) A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).

(V) Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A.

(ff) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(gg) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

(hh) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

Section 8.2  In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean New Jersey time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY
Investors Bancorp, Inc.
ANNUAL MEETING OF STOCKHOLDERS
Date: October 24, 2006
Time: 9:00 a.m.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors (other than the nominees for directors set forth below) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Murray Hill Inn, 535 Central Avenue, New Providence, New Jersey 07974 on October 24, 2006, at 9:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, AN EXECUTED PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE PROXY COMMITTEE. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
ò          FOLD AND DETACH HERE          ò

INVESTORS BANCORP, INC. — OCTOBER 24, 2006 9:00 A.M.
YOUR VOTE IS IMPORTANT!
Proxy Materials are available on-line at:
https://www.isbnj.com

You can vote in one of three ways:
1.	Call toll free 1-866-849-9666 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/isbc and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Revocable Proxy
Investors Bancorp, Inc.

Annual Meeting of Stockholders
OCTOBER 24, 2006

			Withhold	For All
		For	All	Except
1.	The election as directors of all nominees listed below, each to serve for a three-year term	☐	☐	☐

Nominees:
	(01) Patrick J. Grant	(02) John A. Kirkpatrick
(03) Joseph H. Shepard III
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

          Sign above

Please mark as indicated in this example	☒

		For	Against	Abstain
2.	The approval of the Investors Bancorp, Inc. 2006 Equity Incentive Plan.	☐	☐	☐

3.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending June 30, 2007.	☐	☐	☐
The Board of Directors recommends a vote “FOR” Proposal 1, Proposal 2 and Proposal 3.

Check Box if You Plan to Attend Annual Meeting	☐

Mark here for address change and note change	☐

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.
     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 13, 2006, and audited financial statements.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

* * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *

ñ          FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL          ñ
PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 a.m., October 24, 2006. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone
Call Toll-Free on a Touch-Tone Phone anytime prior to
3:00 a.m., October 24, 2006.
1-866-849-9666

Vote by Internet
anytime prior to
3:00 a.m., October 24, 2006 go to
https://www.proxyvotenow.com/isbc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS: https://www.isbnj.com

Your vote is important!

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY INVESTORS BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
October 24, 2006
     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors (other than the nominees for directors set forth below) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Murray Hill Inn, 535 Central Avenue, New Providence, New Jersey 07974 on October 24, 2006, at 9:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

Please be sure to sign and date	Date
this Proxy in the box below.

     Stockholder sign above                    Co-holder (if any) sign above

			With-	For All
		For	hold	Except
1.	The election as directors of all nominees listed below, each to serve for a three- year term(except as marked to the contrary below):	☐	☐	☐

Nominees:	(01) Patrick J. Grant	(02) John A. Kirkpatrick
(03) Joseph H. Shepard III
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	The approval of the Investors Bancorp, Inc. 2006 Equity Incentive Plan.	☐	☐	☐

3.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending June 30, 2007.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, AN EXECUTED PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE PROXY COMMITTEE. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.	☐

+	+

Detach above card, sign, date and mail in postage paid envelope provided.
INVESTORS BANCORP, INC.

     Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.
     The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 13, 2006, and audited financial statements.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.